UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
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        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


On October 10, 2003, Prime Group Realty Trust (the "Company") issued a Press Release announcing the termination of its Co-President and Chief Financial Officer. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
        (c)  Exhibits:

                 Exhibit
                   No.              Description

                   99.1 Press Release of Prime Group Realty Trust dated October 10, 2003.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: October 10, 2003                     By:    /s/  Stephen J. Nardi
                                                   ---------------------

                                                   Stephen J. Nardi
                                                   Chairman

                                                                    EXHIBIT 99.1


                       Prime Group Realty Trust Announces
             Termination of Co-President and Chief Financial Officer

CHICAGO--Oct. 10, 2003--Prime Group Realty Trust (NYSE:PGE) (the "Company") today announced that it has sent a letter to Louis G. Conforti, its Co-President and Chief Financial Officer terminating his employment agreement. Mr. Conforti was relieved of all of his duties effectively immediately. The Company relieved Mr. Conforti of his duties for his failure to be fully devoted and committed to the business goals that have been established by the Company's Board of Trustees.

Until a replacement is named, Mr.  Conforti's  duties will be handled by Stephen
J. Nardi, the Company's Chairman and Jeffrey A. Patterson, the Company's other Co-President. Accounting and SEC disclosure matters will continue to be handled by the Company's Chief Accounting Officer, Roy P. Rendino.

About the Company

Prime Group Realty Trust is a fully integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 13 office properties containing an aggregate of 5.5 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, the Company owns 232.4 acres of developable land and joint venture interests in three office properties (including Bank One Center) containing an aggregate of
2.8 million net rentable square feet.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

    CONTACT: Prime Group Realty Trust
             Stephen J. Nardi, 312-917-1300